UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  May 30, 2012
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 5.02 ELECTION OF DIRECTORS
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

By May 30, 2012, CHDT Corporation, a Florida corporation, (“Company”) received written consents representing 50.5% of the issued and outstanding shares of Common Stock, $0.0001 par value pert share, of the Company (as of a April 25, 2012 record date) approving the following corporate actions: (1) the election of the following six incumbent directors and nominees of the Company to a one year term as directors of the Company:  (a) Stewart Wallach (President and Chief Executive Officer of the Company); James McClinton, Chief Operating Officer and Chief Financial Officer of the Company; (c) Jeffrey Postal, outside director; (d) Jeffrey Guzy,  an outside and independent director; (e) Laurie Holtz, an outside director, and (f) Larry Sloven, an outside and independent director; and (2)  a change in the name of the Company from “CHDT Corporation” to “Capstone Companies, Inc.” by amending Article 1 of the Company’s Articles of Incorporation to read:

“Article 1: Name.  The name of the corporation is “Capstone Companies, Inc.”

As previously reported, the Company’s Board of Directors believes that the corporate name should be the same as or similar to the primary trade name of the Company  in order to align  investor and consumer identification of the corporation and its primary products.  “CHDT Corporation” was an acronym of a prior name of the Company and was not used as the name of or in the promotion of the products made by the Company.  The name change will take effect after the amendment to the articles of incorporation is filed with the Secretary of State of the State of Florida, which should occur by June 8, 2012,  and twenty days after the mailing of an information statement to the shareholders of the Company, which mailing should occur on June 8, 2012.

The Company will also ask the Financial Industry Regulatory Authority or “FINRA” for approval of a change in the trading symbol of the Company Common Stock from its current trading symbol of “CHDO” to “CAPC.”  As an OTC QB quoted company, the Company may not reserve a trading symbol, but can only request a specific trading symbol from FINRA.  FINRA has the right to pick the new trading symbol for the Company.  Besides FINRA approval, the Company must mail an information statement to its shareholders,  which should be mailed on June 8, 2012.

The written consents tendered to approve the above corporate actions were signed by shareholders who are directors and/or officers of the Company, the two largest public shareholders of the Company and the Company’s outside legal counsel.   As of April 25, 2012, the outstanding shares of Common Stock entitled to vote or tender written consents was 649,510,532.  The tendered written consents totaled 328,099,361 shares of Common Stock or 50.5% of the issued and outstanding shares of Common Stock entitled to vote or tender written consents.  A simple majority vote was required to approve the amendment of the Company Articles of Incorporation and to elect each director nominee.  The written consents tally for the election of directors was as follows:

Director Nominee                                                FOR                                AGAINST                                WITHHELD

1.	Stewart Wallach 328,099,361 0 0

2.	James McClinton 328,099,361 0 0

3.	Jeffrey Postal 328,099,361 0 0

4.	Jeffrey Guzy 328,099,361 0 0

5.	Laurie Holtz 328,099,361 0 0

6.	Larry Sloven 328,099,361 0 0

The new directors will hold office until the 2013 election of directors and the assumption of office by the director nominees elected in 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION, A FLORIDA CORPORATION

Date:   June 5, 2012

By: /s/ Stewart Wallach
Chief Executive Officer